UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                         CASS INFORMATION SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transaction applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


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     (2)  Form, Schedule or Registration Statement No.:


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

                         CASS INFORMATION SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  To be held on
                                 April 19, 2004

TO THE SHAREHOLDERS:

      The Annual Meeting of Shareholders of Cass Information Systems, Inc. will be held at the offices of Cass Information Systems, Inc. located at 13001 Hollenberg Drive, Bridgeton, Missouri on Monday, April 19, 2004, at 11:00 a.m., for the following purposes:

      1.    To elect four Directors, each to serve for a three year term;

      2. To act upon such other matters as may properly come before the meeting.

      The close of business on March 5, 2004 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

                                             By Order of the Board of Directors,

                                             Eric H. Brunngraber
                                             Secretary

March 17, 2004
Bridgeton, Missouri

      ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. YOU CAN VOTE YOUR SHARES BY ONE OF THE FOLLOWING METHODS: VOTE OVER THE INTERNET OR BY TELEPHONE USING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD, OR MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                         CASS INFORMATION SYSTEMS, INC.
                             13001 Hollenberg Drive
                            Bridgeton, Missouri 63044

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                            to be held April 19, 2004

      This Proxy Statement is being furnished to the common shareholders of Cass Information Systems, Inc. (the "Company") on or about March 17, 2004 in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the annual meeting of shareholders (the "Annual Meeting") to be held on April 19, 2004 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

      Holders of shares of common stock, par value $.50 per share ("Shares" or the "Common Stock"), of the Company at its close of business on March 5, 2004 (the "Record Date") are entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 3,679,452 shares of Common Stock were outstanding. Holders of record of Common Stock (the "Shareholders") are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting. Company management ("Management"), and members of the Board of Directors (the "Board"), in the aggregate, directly or indirectly controlled approximately 25.90% of the Common Stock outstanding on the Record Date.

      Shareholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

      A plurality of the votes of Shareholders cast at the Annual Meeting is required for the election of each director. Abstentions are counted in the number of shares present for purposes of determining whether a quorum is present, and are counted as having voted on each matter presented for vote. As a result, an abstention has the same effect as a vote against a proposal, but will have no effect on the vote to elect directors. Broker non-votes are counted in the number of shares present for purposes of determining whether a quorum is present, but as not being present as to matters for which voting instructions are not given. As a result, broker non-votes will not effect voting on any matter voted on at the meeting.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing and dating a subsequent proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the vote is taken at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Eric H. Brunngraber, Secretary, Cass Information Systems, Inc., 13001 Hollenberg Drive, Bridgeton, Missouri 63044 (telephone number (314) 506-5500).

      All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board's director nominees. The Board of Directors of the Company does not know of any matters, other than the matters described in the Notice of Annual Meeting attached to the Proxy Statement that will come before the Annual Meeting.

      The proxies are solicited by the Board of Directors of the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission, by directors, officers or regular employees of the Company or persons employed by the Company for the purpose of soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and will be reimbursed by the Company for expenses incurred therewith. The cost of solicitation of proxies will be borne by the Company.

                              ELECTION OF DIRECTORS

      Pursuant to the by-laws of the Company, the Company's Board of Directors is divided into three classes of approximately equal numbers of directors. Each of the twelve directors is elected for a three-year term, and the term of each class of directors expires in a different year.

      During 2003, directors who were not officers of the Company received a $300 monthly retainer fee, a $600 fee for attendance at each meeting of the Board and a $400 fee for attendance at each meeting of a Committee of the Board. Upon re-election to the Board, each director who was not an officer of the Company received 300 shares of restricted stock, which the director is entitled to vote and upon which they are entitled to receive dividends. Shares are subject to a three-year vesting schedule, with 1/3 of the shares vesting each year on the anniversary date of the awards.

      The nominees for election to the Board of Directors are Mr. Collett, Mr. Grace, Mr. Shepard, and Mr. Signorelli, each of whom is a current director of the Company. The Board of Directors of the Company recommends a vote FOR the nominees for election to the Board of Directors.

      The members of the Company's Board of Directors whose terms will continue after the meeting, including the nominees for re-election to the Board, with certain information about each of them, including their principal occupations for the past five years, are listed below:

                                           Principal Occupation
       Director                            During Past 5 Years
       --------                            -------------------

Robert J. Bodine                           Chairman Emeritus, Bodine
         Age: 79                           Aluminum, Inc. since 1990.
Director since 1966
Current term expires 2006

Eric H. Brunngraber                        Chief Financial Officer and
         Age: 47                           Vice President-Secretary of the
Director since 2003                        Company & subsidiaries since 1997.
Current term expires 2005

Bryan S. Chapell                           President, Covenant
         Age: 49                           Theological Seminary since 1994.
Director since 1998
Current term expires 2005

Lawrence A. Collett                        Chairman of the Board of the Company
         Age: 61                           & subsidiaries since 1992;
Director since 1983                        Chief Executive Officer of the
Current term expires 2004                  Company & subsidiaries since 1990.
                                           Mr. Collett is a nominee for
                                           re-election to the Board of
                                           Directors.

Thomas J. Fucoloro                         Retired President, CEO
         Age: 78                           Todd Uniform
Director since 1986
Current term expires 2006

Wayne J. Grace                             Managing Director,
         Age: 63                           Grace Advisors, Inc. since 1983.
Director since 2003                        Mr. Grace is a nominee for
Current term expires 2004                  re-election to the Board of
                                           Directors.

                                           Principal Occupation
       Director                            During Past 5 Years
       --------                            -------------------

Harry J. Krieg                             Chairman Emeritus of the Company &
         Age: 79                           subsidiaries since 1992.
Director since 1962
Current term expires 2006

Howard A. Kuehner                          Investor
         Age: 88                           Retired  Insurance Agent
Director since 1966
Current term expires 2006

Jake Nania                                 Investor
         Age: 79                           Retired President, Bridal Originals
Director since 1967
Current term expires 2005

Irving A. Shepard                          President, Venture
         Age: 86                           Consultants, Inc. since 1985.
Director since 1970                        Mr. Shepard is a nominee for
Current term expires 2004                  re-election to the Board of
                                           Directors.

Andrew J. Signorelli                       Vice President, Andrews Educational
         Age: 64                           & Research Center since 1983;
Director since 1986                        Founder, Hope Educational & Research
Current term expires 2004                  Center. Mr. Signorelli is a nominee
                                           for re-election to the Board of
                                           Directors.

Bruce E. Woodruff                          Attorney, of counsel to Armstrong
         Age: 73                           TeasdaleLLP since 1996. Prior thereto
Director since 1995                        Mr. Woodruff served as Associate and
Current term expires 2005                  Partner with Armstrong Teasdale LLP
                                           from 1959 to 1995.

Board and Committee Membership

      The Company's Board of Directors oversees and guides the Company's management and its business. Committees support the role of the Board on issues that benefit from consideration by a smaller, more focused subset of directors.

      Based on the independence standards defined by the rules of Nasdaq, the Board has determined in its business judgment that each of the 10 non-management directors on the Board of 12 members is independent. Mr. Collett and Mr. Brunngraber are members of management and as a result are not considered independent directors.

      During 2003, there were 12 meetings of the Board of Directors. Each director attended at least 75% of the aggregate number of meetings of the Board and committees on which he served. The Company's directors are encouraged, but not required, to attend the Company's annual meeting of shareholders. Six directors attended the 2003 Annual Meeting.

      The following table presents, as of March 5, 2004, the key Committees of the Board, the membership of such Committees and the number of times each such Committee met in 2003.

                                   ---------------------------------------------
                                                    Committee
                                   ---------------------------------------------
                                                                  Nominating and
                                                                     Corporate
        Nominee/Director              Audit        Compensation     Governance**
        ------------------------------------------------------------------------
        Robert J. Bodine                                X
        Eric H. Brunngraber
        Bryan S. Chapell                                                 X
        Lawrence A. Collett
        Thomas J. Fucoloro
        Wayne J. Grace                 X                                 X
        Harry J. Krieg                 X                                 X*
        Howard A. Kuehner
        Jake Nania
        Irving A. Shepard              X                X
        Andrew J. Signorelli                            X*
        Bruce E. Woodruff              X*
        ------------------------------------------------------------------------
        Number of Meetings in 2003:    5                6                --
        ------------------------------------------------------------------------
        *     Committee Chairman
        ** The committee was formed in November 2003 and held its first meeting in January 2004.

      The Audit Committee is composed entirely of independent directors and operates pursuant to a written charter, included as Exhibit I and available at www.cassinfo.com. The Committee is responsible for appointing the independent auditors for the Company, and meeting with the independent auditors and other corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies. Among other responsibilities, the Audit Committee also reviews financial information provided to shareholders and others, assesses the adequacy of financial, accounting, operating and disclosure controls, evaluates the scope of the audits of the independent auditors and reports on the results of such reviews to the Board of Directors. In addition, the Committee assists the Board in its oversight of the performance of the Company's internal auditors. The Committee meets with the internal auditors on a quarterly basis to review the scope and results of such services. The Board of Directors has determined that Mr. Grace and Mr. Krieg serve as "audit committee financial experts", as defined by the Securities and Exchange Commission (SEC) and Nasdaq listing rules.

      The Compensation Committee is composed entirely of independent directors and operates pursuant to a written charter, which is available at www.cassinfo.com. The Committee reviews and recommends to the Board the salaries and all other forms of compensation of the officers of the Company and its subsidiaries.

      The Nominating and Corporate Governance Committee is composed entirely of independent directors and operates pursuant to a written charter, which is available at www.cassinfo.com. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board, recommending director nominees, and developing and addressing corporate governance principles and issues applicable to the Company and its subsidiaries. In recommending director nominees to the Board, the Committee solicits candidate recommendations from its own members, other directors and management. Although the Nominating and Corporate Governance Committee does not specifically solicit suggestions for possible candidates from shareholders, the Committee will consider candidates meeting the criteria set by the Committee with the concurrence of the full Board and re-evaluated periodically, including those set out in the Committee's charter. Suggestions, together with a description of the proposed nominee's qualifications, other relevant biographical information and an indication of the willingness of the proposed nominee to serve, should be sent to the Nominating and Corporate Governance Committee, c/o Eric H. Brunngraber, Secretary, Cass Information Systems, Inc., 13001 Hollenberg Drive, Bridgeton, Missouri 63044.

Report of the Audit Committee

      The Audit Committee, composed entirely of independent directors, assists the Board in its oversight of (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence (3) the performance of the independent auditors and the Company's internal audit function, and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee operates pursuant to a written charter that was last revised and adopted January 2004, and is included as Exhibit I.

      In the performance of its oversight function and in connection with the December 31, 2003 consolidated financial statements, the Audit Committee reviewed and discussed the audited consolidated financial statements with management. The Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect. The Committee has also received and discussed with the independent auditors the matters required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committees, as currently in effect. The Committee has considered whether the provision of all non-audit services by the independent auditors to the Company is compatible with maintaining the independent auditors' independence and has discussed with them their independence.

      Based upon these reviews and discussions, and the roles and responsibilities of the Committee outlined in its charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K filed with the SEC.

                                          Bruce E. Woodruff, Chairman
                                          Wayne J. Grace
                                          Harry J. Krieg
                                          Irving A. Shepard

Report of the Compensation Committee

      The Compensation Committee is appointed by the Board of Directors and is composed of three independent directors, one of whom serves as chairman of the Committee. The Committee operates under a written charter approved by the Board of Directors. The Committee establishes and administers the Company's executive compensation programs and benefits. During the year, the Committee analyzed, reviewed and approved each of these programs. While the Committee may seek input occasionally from the Chief Executive Officer, the Chief Financial Officer or the Director of Human Resources, all matters are independently resolved and decided without the presence or voting of any officer of the Company or its subsidiaries. The Compensation Committee of the Board is also responsible for recommending salary levels for executive officers to the Board of Directors of the Company and recommending the overall levels of salary compensation for the entire corporation.

      The Committee's goal with regard to executive compensation has been to develop and provide a combination of programs, which enables the Company to attract and retain competent executive officers and other management personnel with the capabilities and experience necessary to continue leading the Company in meeting its objectives and in furthering its growth and profitability. It is further the goal of the Committee to reward executives and managers in accordance with the results that are accomplished. The Committee believes that total compensation should be related to profits and to the performance of the Company. For this reason, overall compensation is tied to incentive bonus plans that are directly related to the Company's earnings.

      In order to determine the levels of peer compensation within its industry, the Committee utilizes the services of Peter R. Johnson & Company of West Chester, Pennsylvania. Additionally, when evaluating the cash compensation and stock incentives for senior executive management, the Committee utilizes the services of Towers Perrin and other compensation sources for comparison to companies performing in industries similar to those of the Company. The Committee considers stock options and grants to be a significant motivational tool for rewarding its executive officers and senior management. Stock options and grants provided under the Company's stock incentive programs are awarded primarily on the basis of performance of the Company, performance of the individual operating subsidiaries, relationship of the Company's performance to other companies in its peer group, and the recommendation of the CEO regarding the individual's performance.

      The Committee seeks to maintain salaries at levels competitive with peer groups. Bonuses are available to all personnel in the Company based upon the level of profits before taxes achieved by the Company. These bonuses are distributed on the basis of merit. Performance is measured on the basis of several factors deemed relevant and bonuses are calculated on the basis of these evaluations. The determination of bonuses for the Company's executive officers is a subjective process, which utilizes individual performance, growth in the

Company's profits, resources, and the quality of the Company's operations, as well as adherence to regulatory requirements. The amount of bonus available for executive officers is a percentage of the profit sharing allocation for all staff members and is based on the growth in net earnings of the Company. As a result, the amount available for executive officers in 2003 was increased from 2002 levels and most of the executives received bonuses in 2003 comparable or slightly higher than those received in 2002 due to the level of profits achieved in 2003.

      Salaries of the CEO, CFO and other executive officers are reviewed by the Committee annually in December for the following fiscal year. Bonuses are calculated in July and January, and relate directly to the profit performance for the year. The CEO's bonus is a percentage of total profit sharing allocations and fluctuates with the Company's return on equity. The CEO's salary was increased in 2003 due to improved profitability in 2002. The CEO's bonus for 2003 was directly related to profit performance in 2003 and was slightly higher than that received in 2002. The CEO also received long-term incentive awards for 2003 in the form of Incentive Stock Options and Restricted Stock Grants.

                                          Andrew J. Signorelli, Chairman
                                          Robert J. Bodine
                                          Irving A. Shepard

Compensation Committee Interlocks and Insider Participation

      No member of the Compensation Committee is or was during the year ended December 31, 2003 an officer, former officer or employee of the Company or any of its subsidiaries or a person having a relationship requiring disclosure by the Company pursuant to item 404 of SEC Regulation S-K. No executive officer of the Company served as a member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on the Company's Compensation Committee or (ii) the Board of Directors of another entity in which one of the executive officers of such entity served on the Company's Board of Directors, during the year ended December 31, 2003.

Certain Relationships and Related Party Transactions

      Some of the directors and executive officers of the Company, and members of their immediate families and firms and corporations with which they are associated, have had transactions with the Company's subsidiary bank, including borrowing and investments in depository accounts. All such loans and investments have been made in the ordinary course of business, have been made on substantially the same terms, including interest rates charged or paid and collateral required, as those prevailing at the same time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2003, the aggregate amount of all loans and available credit to officers and directors of the Company and to firms and corporations in which they have at least a 10% beneficial interest was approximately $3,285,081, which represented approximately 5% of the Company's consolidated shareholders' equity at that date.

Communications with the Board of Directors

      Shareholders may communicate with any and all members of the Board of Directors by transmitting correspondence to the following address or fax number:

                               Name of Director(s)
                       c/o Eric H. Brunngraber, Secretary
                         Cass Information Systems, Inc.
                             13001 Hollenberg Drive
                            Bridgeton, Missouri 63044
                              (314) 506-5560 (fax)

      The Secretary will forward all correspondence to the Chairman of the Board or the identified director as soon as practicable. Communications that are abusive, in bad taste or that present a safety or security concern may be handled differently. Correspondence addressed to the full Board will be forwarded to the Chairman of the Board. As deemed necessary, the Chairman will present the correspondence to the full Board or a committee thereof. If a response to the communication is warranted, the content and method of the response may be coordinated with the Company's legal counsel.

Executive Officers

      The executive officers of the Company, their ages and their positions with the Company and subsidiaries are set forth below. All officers serve at the pleasure of the Company's Board of Directors.

         Name                Age                        Positions
         ----                ---                        ---------

Lawrence A. Collett           61        Chairman and Chief Executive Officer of
                                        the Company and subsidiaries; Director
                                        of the Company and subsidiaries

Eric H. Brunngraber           47        Chief Financial Officer and Vice
                                        President-Secretary of the Company and
                                        subsidiaries; Director of the Company
                                        and subsidiaries

Harry M. Murray               50        Executive Vice President

John F. Pickering             53        Chief Operating Officer - Transportation
                                        Information Services

Executive Compensation

      The following table summarizes compensation to the Company's Chief Executive Officer and all other executive officers of the Company for each of the last three fiscal years.

                                                                 Long Term Compensation
                                                                ------------------------
                                      Annual Compensation       Restricted    Securities
Name and                              -------------------       Stock, ($)   Underlying       All Other
Principal Position             Year    Salary      Bonus          Awards     Options (#)*   Compensation (1)
------------------             ----    ------      -----          ------     ------------   ----------------
Lawrence A. Collett            2003   $365,000   $ 60,900       $ 67,716(2)     9,029          $  4,980
Chairman and                   2002    341,000     58,000             --           --             4,290
Chief Executive Officer        2001    316,000     56,700             --           --             3,840
of the Company
and subsidiaries

Eric H. Brunngraber            2003   $181,600   $ 33,000       $ 22,275(3)     2,970          $  3,450
Chief Financial Officer and    2002    156,600     29,000             --           --             3,056
Vice President - Secretary     2001    126,600     25,500             --           --             2,586
of the Company and
subsidiaries

Harry M. Murray                2003   $170,000   $ 30,500       $ 15,042(4)     1,818          $  3,690
Executive Vice President       2002    150,000     21,000             --           --             2,914
                               2001    140,000     14,700             --           --             2,755

John F. Pickering              2003   $150,000   $ 24,000             --           --          $  3,378
Chief Operating Officer -      2002    150,000     19,080             --           --             3,168
Transportation Information     2001    166,500     14,500             --           --             3,240
Services

* All share information has been restated to reflect the 10% stock dividend declared by the Company in February 2004.

(1) These amounts represent Company matching contributions paid on behalf of the executive under the Company's 401(k) Plan (in 2003 contributions were $3,000 for Mr. Collett, $3,000 for Mr. Brunngraber, $3,000 for Mr. Murray, and $2,688 for Mr. Pickering) and the imputed value of group term life premiums paid on their behalves (in 2003 premiums were $1,980 for Mr. Collett, $450 for Mr. Brunngraber, $690 for Mr. Murray, and $690 for Mr. Pickering).

(2) Represents the value of restricted stock awarded to Mr. Collett on January 21, 2003 for performance of the Company in 2002, pursuant to the terms of the Company's 1995 Restricted Stock Bonus Plan. The value of restricted stock was calculated by multiplying the number of shares awarded by the average of the high and low market price of the Company's stock on the day prior to the date of the award. Shares are subject to a three-year vesting schedule, with 1/3 of the shares vesting each year on the anniversary date of the awards, beginning January 21, 2004. Mr. Collett is entitled to vote and entitled to receive dividends on these restricted shares. At December 31, 2003 the unvested restricted stock holding of Mr. Collett consisted of 3,009 shares, with a value of $90,589 based on the market value of the Company's shares at December 31, 2003.

(3) Represents the value of restricted stock awarded to Mr. Brunngraber on January 21, 2003 for performance of the Company in 2002, pursuant to the terms of the Company's 1995 Restricted Stock Bonus Plan. The value of restricted stock was calculated by multiplying the number of shares awarded by the average of the high and low market price of the Company's stock on the day prior to the date of the award. Shares are subject to a three-year vesting schedule, with 1/3 of the shares vesting each year on the anniversary date of the awards, beginning January 21, 2004. Mr. Brunngraber is entitled to vote and entitled to receive dividends on these restricted shares. At December 31, 2003 the unvested restricted stock holding of Mr. Brunngraber consisted of 990 shares, with a value of $29,799 based on the market value of the Company's shares at December 31, 2003.

(4) Represents the value of restricted stock awarded to Mr. Murray on April 15, 2003, pursuant to the terms of the Company's 1995 Restricted Stock Bonus Plan. The value of restricted stock was calculated by multiplying the number of shares awarded by the average of the high and low market price of the Company's stock on the day prior to the date of the award. Shares are subject to a three-year vesting schedule, with 1/3 of the shares vesting each year on the anniversary date of the awards, beginning April 15, 2004. Mr. Murray is entitled to vote and entitled to receive dividends on these restricted shares. At December 31, 2003 the unvested restricted stock holding of Mr. Murray consisted of 606 shares, with a value of $18,244 based on the market value of the Company's shares at December 31, 2003.

Option/SAR Grants in 2003

      The following table summarizes options granted during 2003 to the executive officers named above, together with estimates of the value of such options at the end of their seven-year terms assuming the market value of the Common Stock appreciates at an annual rate of 5% or 10%.

                                     Percent of                                      Potential Realizable
                       Number of        Total                                       Value at Assumed Annual
                      Securities       Options                                       Rates of Stock Price
                      Underlying     Granted to                                        Appreciation For
                        Options       Employees       Exercise                           Options Term
                        Granted       in Fiscal      Base Price     Expiration      ----------------------
                        (#)(*)          Year          ($/SH)(*)        Date          5% ($)        10% ($)
                      ----------     ----------      ----------     ----------      --------      --------
Mr. Collett              9,029           58%           $22.500         2010         $179,277      $326,489
Mr. Brunngraber          2,970           19             22.500         2010           58,966       107,384
Mr. Murray               1,818           12             24.745         2010           32,018        61,661

* All share information has been restated to reflect the 10% stock dividend declared by the Company in February 2004.

Options Exercised in 2003 and Year-end Option Values

      The following table summarizes options exercised during 2003 and the values of options outstanding on December 31, 2003, for the executive officers named above.

                                                            Number of Securities        Value of
                                                                 Underlying            Unexercised
                                                                 Unexercised          In-the-Money
                                                                 Options at            Options at
                            Shares                             Fiscal Year-End       Fiscal Year-End
                          Acquired on          Value            Exercisable/          Exercisable/
                         Exercise (#)*     Realized ($)      Unexercisable (#)*   Unexercisable ($)(1)
                         -------------     ------------      ------------------   --------------------
Mr. Collett                  26,421          $507,923            664 / 37,240      $5,471 / $300,982
Mr. Brunngraber                  --               --           1,173 / 11,036       9,441 /   86,639
Mr. Murray                       --               --              66 /  7,526         552 /   56,760
Mr. Pickering                    --               --              66 /  5,708         552 /   47,024

* All share information has been restated to reflect the 10% stock dividend declared by the Company in February 2004.

(1) Based on the market value of the Company's common stock on the Nasdaq Stock Market on December 31, 2003.

Defined Contribution Savings Plan

      All full-time employees of the Company and subsidiaries are eligible to participate in the Cass Information Systems, Inc. 401(k) Plan. Employees may voluntarily defer up to 15% of pre-tax earnings subject to the IRS maximum limitation, which was $12,000 for 2003. Voluntary deferrals contributed to the 401(k) Plan by the Executive officers are included in Annual Salary Compensation in the Summary Compensation Table. The Company matches 50% of the first 3% of employee contributions, subject to IRS limitations. Amounts contributed to the Plan in 2003 for the benefit of the executive officers are included in Other Compensation in the Summary Compensation Table. Each executive officer is fully vested in Company contributions.

Defined Benefit Retirement Plans

Retirement Plan for Employees of Cass Information Systems, Inc.

      All executive officers of the Company and subsidiaries are participants in the Retirement Plan for Employees of Cass Information Systems, Inc., which covers all full-time employees. Upon retirement, participants in the plan will begin to receive monthly payments equal to one-twelfth of the sum of:

            (a) .9% of Final Average Earnings multiplied by the number of years of participation, plus

            (b) .5% of Final Average Earnings in excess of Covered Compensation multiplied by years of participation.

      Final Average Earnings is defined as the average annual total compensation for the five consecutive years of highest earnings during the last ten years of employment. Covered Compensation is the average of the maximum social security taxable wage bases in effect for each calendar year during the 35-year period ending with the year in which retirement age is attained under the Social Security Act. Earnings covered by the Plan equal total compensation as reported in the Summary Compensation Table including any amounts deferred under the Cass Information Systems, Inc. 401(k) Plan.

      Normal retirement under the Plan commences at age 65. At normal retirement the years of participation under the Plan for the executive officers listed in the Compensation Table would be as follows: Mr. Collett-41; Mr. Brunngraber-41; Mr. Murray-34; and Mr. Pickering-37.

      The following table shows the estimated annual benefits payable at retirement, assuming a straight-life annuity with 120 months guaranteed.

                   Estimated Annual Retirement Benefit (1)(2)

      Final                              Years of Service Credited at Retirement
    Average                              ---------------------------------------
    Earnings            10           15           20          25           30          35          40
--------------------------------------------------------------------------------------------------------
$   125,000        $  15,100    $  22,600    $  30,100    $ 37,700     $  45,200   $  52,800   $  60,300

    150,000           18,600       27,900       37,100      46,400        55,700      65,000      74,500

    175,000           22,100       33,100       44,100      55,200        66,200      77,300      88,300

    200,000           25,600       38,400       51,100      63,900        76,700      89,500     102,300

(1) Estimated benefit calculation assumes retirement at age 65 in the year 2005 with no increase in the maximum social security taxable wage base after 2003.

(2) Estimated benefits would be subject to Internal Revenue Service maximum retirement limitations in effect at the retirement date. The maximum annual compensation that may be recognized for determining benefits in 2003 was $200,000.

Supplemental Executive Retirement Plan

      In addition to the above defined benefit plan, in 1998 the Company established the Cass Information Systems, Inc. Supplemental Retirement Plan, which covers key executive officers of the Company. This supplemental plan was designed to provide additional retirement benefits to key executives whose benefits are limited by the Internal Revenue Service under the Company's qualified plan.

      Upon retirement, participants in the plan will receive monthly payments equal to one twelfth of 70% of Final Average Earnings and reduced proportionately for length of service less than 25 years and reduced by the participant's: (a) Qualified retirement plan benefit, (b) Primary social security benefit, and (c) 401(k) hypothetical annuity.

      Final Average Earnings, normal retirement age and years of participation at normal retirement are the same as under the Retirement Plan for Employees of Cass Information Systems, Inc.

      The following table shows the estimated annual benefits payable at retirement, assuming a straight-life annuity with 120 months guaranteed.

                     Estimated Annual Retirement Benefit (1)

      Final                                Years of Service Credited at Retirement
    Average                                ---------------------------------------
    Earnings            10           15           20          25           30          35          40
--------------------------------------------------------------------------------------------------------
$   125,000        $    --     $     --     $    4,100  $   14,000     $   6,500   $      --    $     --

    150,000             --           --          8,200      19,900        10,600       1,300          --

    175,000             --           --         12,300      25,700        14,700       3,600          --

    200,000             --        3,400         18,700      33,900        21,100       8,300          --

    300,000         26,500       45,400         74,700     103,900        91,100      78,300      65,500

    400,000         54,500       87,400        130,700     173,900       161,100     148,300     135,500

(1)   Estimated benefit calculation assumes retirement at age 65 in the year
      2004.

Performance Quoted on The Nasdaq Stock Market for the last Five Fiscal Years

      The following graph compares the cumulative total returns of the Company, the Nasdaq Stock Market, and the Nasdaq Computer and Data Processing Stocks over the last five fiscal years. The graph assumes that $100 was invested on December 31, 1998, with dividends reinvested. Returns are based on end of period prices.

                     Comparison of Cumulative Total Returns
  Performance Quoted on The Nasdaq Stock Market for the last Five Fiscal Years
                         Cass Information Systems, Inc.

                               [PERFORMANCE CHART]

                                                                           Nasdaq
                                    Cass               Nasdaq              Computer and
                                    Information        Stock               Data Processing
                                    Systems, Inc.      Market (US)         Stocks
------------------------------------------------------------------------------------------
12/31/1998        12/31/1998        100.000            100.000             100.000
 1/29/1999                          100.000            114.503             120.902
 2/26/1999                          100.503            104.250             107.240
 3/31/1999                          100.772            112.122             120.611
 4/30/1999                          100.265            115.683             114.460
 5/28/1999                           99.759            112.432             111.699
 6/30/1999                          100.020            122.529             125.444
 7/30/1999                          100.020            120.317             117.975
 8/31/1999                           99.255            125.386             124.253
 9/30/1999                          104.927            125.529             130.631
10/29/1999                           96.697            135.582             140.423
11/30/1999                           89.496            152.015             163.310
12/31/1999        12/31/1999         84.040            185.428             219.990
 1/31/2000                           83.521            178.613             194.264
 2/29/2000                           85.077            212.670             230.223
 3/31/2000                           82.774            208.330             217.293
 4/28/2000                           88.013            175.216             166.506
 5/31/2000                           88.537            154.081             146.191
 6/30/2000                           87.799            181.135             177.313
 7/31/2000                           86.212            171.671             159.226
 8/31/2000                           82.298            191.960             179.439
 9/29/2000                           74.816            167.017             164.011
10/31/2000                           73.747            153.291             150.101
11/30/2000                           78.691            118.103             108.876
12/29/2000        12/29/2000         75.642            111.832             101.251
 1/31/2001                           96.714            125.375             117.071
 2/28/2001                           88.609             97.055              89.540
 3/30/2001                           80.192             83.408              73.862
 4/30/2001                           85.342             95.847              90.749
 5/31/2001                           86.847             95.742              90.899
 6/29/2001                           87.252             98.357              96.178
 7/31/2001                           88.177             92.108              84.396
 8/31/2001                           87.913             82.080              69.644
 9/28/2001                           93.566             68.247              58.826
10/31/2001                           93.477             77.007              68.386
11/30/2001                          105.050             87.970              77.581
12/31/2001        12/31/2001        109.980             88.710              81.535
 1/31/2002                          109.980             88.037              81.107
 2/28/2002                          112.562             78.882              73.087
 3/30/2002                          113.558             84.055              75.234
 4/30/2002                          112.224             77.073              63.694
 5/31/2002                          113.445             73.673              59.624
 6/29/2002                          113.577             67.001              59.794
 7/31/2002                          111.279             60.883              52.514
 8/31/2002                          104.911             60.238              52.777
 9/28/2002                          106.514             53.760              46.254
10/31/2002                          107.342             61.104              55.913
11/30/2002                          112.173             67.916              63.272
12/31/2002        12/31/2002        119.815             61.331              56.226
 1/31/2003                          123.712             60.668              54.972
 2/28/2003                          129.167             61.521              54.648
 3/30/2003                          128.846             61.698              54.780
 4/30/2003                          158.886             67.306              59.030
 5/31/2003                          129.582             73.216              62.138
 6/29/2003                          147.762             74.391              63.554
 7/31/2003                          144.275             79.518              65.766
 8/31/2003                          154.563             82.983              68.764
 9/28/2003                          164.108             81.904              69.375
10/31/2003                          154.100             88.496              71.602
11/30/2003                          149.196             89.809              71.162
12/31/2003        12/31/2003        165.982             91.702              74.078

Principal Shareholders

      The following table contains information with respect to beneficial ownership of the Company's outstanding common stock, as of March 5, 2004, by:
(1) each person known to the Company to be the beneficial owner of more than 5% of common stock, (2) each director of the Company and (3) each executive officer of the Company. All share information has been restated to reflect the 10% stock dividend declared by the Company in February 2004. The address of each director and executive officer is c/o Cass Information Systems, Inc., 13001 Hollenberg Drive, Bridgeton, Missouri 63044. Unless otherwise indicated, the named person has sole voting and investment rights with respect to such shares.

Name of                                               Number of Shares                     Percent
Beneficial Owner                                     Beneficially Owned                    of Class
----------------                                     ------------------                    --------
Rutabaga Capital Management                                228,953   (1)                     6.22%
64 Broad Street, 3rd Floor Boston, MA 02109

Directors and Executive Officers:

Robert J. Bodine                                            98,741   (2)                     2.68%
Eric H. Brunngraber                                          7,417   (3)                       *
Bryan S. Chapell                                             1,042   (4)                       *
Lawrence A. Collett                                         70,369   (5)                     1.91
Thomas J. Fucoloro                                             676   (6)                       *
Wayne J. Grace                                                 110   (7)                       *
Harry J. Krieg                                              59,105   (8)                     1.61
Howard A. Kuehner                                          137,289   (9)                     3.73
Harry M. Murray                                             11,339   (10)                      *
Jake Nania                                                 397,742   (11)                   10.81
John F. Pickering                                           10,851   (12)                      *
Irving A. Shepard                                           20,450   (13)                      *
Andrew J. Signorelli                                       129,663   (14)                    3.52
Bruce E. Woodruff                                            8,200   (15)                      *
All directors and executive officers                      --------
   as a group                                              952,994                          25.90%

----------

*     Less than 1% of class.

(1) Information with respect to the outstanding shares beneficially held by Rutabaga Capital Management is based on Schedule 13G/A filed with the SEC on February 4, 2004 by such firm.

(2) Includes 330 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Bodine has voting but no investment rights. Excludes 11,245 shares held in a trust as to which Mr. Bodine's wife has sole voting and investment rights.

(3) Includes 3,192 shares owned jointly with his wife. Includes 1,526 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Brunngraber has voting but no investment rights. Includes 2,698 shares Mr. Brunngraber has the right to acquire under the 1995 Performance-Based Stock Option Plan.

(4) These shares are owned jointly with his wife. Includes 231 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Chapell has voting but no investment rights.

(5) Includes 33,721 shares owned jointly with his wife. Includes 4,429 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Collett has voting but no investment rights. Includes 5,428 shares Mr. Collett has the right to acquire under the 1995 Performance-Based Stock Option Plan.

(6) Includes 330 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Fucoloro has voting but no investment rights. Excludes 231 shares held in a trust as to which Mr. Fucoloro's wife has sole voting and investment rights.

(7) Represents shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Grace has voting but no investment rights. Excludes 550 shares owned by his wife.

(8) Includes 58,775 shares held in a trust with Mr. Krieg having shared voting and investment rights. Includes 330 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Krieg has voting but no investment rights. Excludes 59,148 shares owned by his wife.

(9) Includes 65,437 shares held in a trust with Mr. Kuehner having shared voting and investment rights. Includes 330 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Kuehner has voting but no investment rights. Excludes 123,569 shares owned by his wife.

(10) Includes 9,858 shares owned jointly with his wife. Includes 606 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Murray has voting but no investment rights. Includes 875 shares Mr. Murray has the right to acquire under the 1995 Performance-Based Stock Option Plan.

(11) Includes 397,511 shares held in a trust with Mr. Nania having sole voting and investment rights. Includes 231 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Nania has voting but no investment rights.

(12) Includes 9,975 shares owned jointly with his wife. Includes 875 shares Mr. Pickering has the right to acquire under the 1995 Performance-Based Stock Option Plan.

(13) Includes 20,334 shares held in a family partnership in which Mr. Shepard has shared voting and investment rights. Includes 115 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Shepard has voting but no investment rights.

(14) Includes 129,548 shares held in various trusts with Mr. Signorelli having shared voting and investment rights. Includes 115 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Signorelli has voting but no investment rights.

(15) Includes 7,969 shares held in a trust with Mr. Woodruff having sole voting and investment rights. Includes 231 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Woodruff has voting but no investment rights.

Section 16(a) Beneficial Ownership Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC) and The Nasdaq Stock Market. Directors and executive officers and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based on its review of the copies of such forms received by it and written representation from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during 2003 all filing requirements applicable to its directors, executive officers, and greater than ten-percent beneficial owners were complied with in a timely manner.

                              INDEPENDENT AUDITORS

      KPMG LLP were the auditors of the Company during the year ended December 31, 2003 and also have been selected by the Audit Committee of the Board of Directors to serve as auditors for the present year. KPMG LLP has served as the Company's independent auditors since 1983.

      A representative of KPMG LLP is expected to be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions of Shareholders.

Fees Incurred For 2003 Services Performed by the Independent Auditors

      For the years ended December 31, 2003 and 2002, the Company incurred the following fees for services performed by KPMG LLP:

                                                 2003             2002
                                                 ----             ----

         Audit Fees (1)(3)                     $101,300         $101,850
         Audit-related Fees                       -                 -
         Taxes (2)(3)                            69,745           74,200
         All Other Fees (3)                       -               28,489 (4)

(1) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal auditor's independence.

(2)   Represents tax compliance and preparation services.

(3)   100% of these services were pre-approved by the Audit Committee.

(4) Represents services performed during an Information Technology Security review.

      It is the policy of the Audit Committee to pre-approve all non-audit services provided by our independent auditors.

                                  OTHER MATTERS

      Management does not intend to present to the Annual Meeting any business other than the items stated in the "Notice of Meeting of Shareholders" and does not know of any matters to be brought before the Meeting other than those referred to above. If, however, any other matters properly come before the Meeting, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

      Any proposal to be presented at next year's Annual Meeting must be received at the principal executive offices of the Company not later than November 17, 2004. Any such proposals should be directed to the attention of the Secretary for consideration for inclusion in the Company's Proxy Statement and Form of Proxy relating to the next Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission. The Company's Form of Proxy for next year's Annual Meeting may permit the representatives named in the proxy to vote in their discretion on any other shareholder proposal of which notice has not been given to the Company by January 31, 2005. It is suggested that proponents of any proposals submit such proposals to the Company sufficiently in advance of the deadline by Certified Mail-Return Receipt Requested.

                                              By Order of the Board of Directors

                                              Eric H. Brunngraber
                                              Secretary

Cass Information Systems, Inc.                                         Exhibit I
Audit Committee Charter

The purpose of this charter is to set forth the objectives, composition, and responsibilities of the Audit Committee of the Board of Directors (the Committee) of Cass Information Systems, Inc. (the Company).

I.    PURPOSE

      The Audit Committee is appointed by the Board of Directors to assist in fulfilling its oversight responsibilities of regulatory compliance, corporate accounting and financial reporting practices of the Company and each of its subsidiaries. In addition, the Committee will:

      o Oversee and appraise the quality of the internal and external audit processes;

      o Maintain free and open means of communication between the Board of Directors, the independent auditors, the internal auditors, and management of the Company;

      o Serve as an independent and objective party to monitor the integrity of the financial information presented by management to shareholders, regulators, and the general public;

      o Review the adequacy of the Company's administrative, operating and internal accounting controls, and the Company's compliance with the letter and spirit of applicable Federal and state laws and regulations.

II.   COMPOSITION AND MEETINGS

      The Committee will be comprised of at least three directors who are (1) independent of the management of the Company, (2) receive no consulting, advisory or other compensatory fees from the Company, other than directors' fees, and (3) are free from any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member.

      All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

      The Committee will hold at least four meetings per year and such additional meetings as the Committee shall require in order to perform its designated duties.

III.  RESPONSIBILITIES AND DUTIES

      Financial Reporting and Review

      1. Review and assess the adequacy of this charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission regulations.

      2. Review the annual audited financial statements with management and the independent auditors prior to the Company filing its annual report on Form 10-K, including any significant issues regarding accounting principles, practices and judgements.

      3. Review with management and the independent auditors the Company's quarterly financial results prior to the Company filing its report on Form 10-Q, or where practicable, prior to the first public release of quarterly earnings.


                                     1 of 3

Cass Information Systems, Inc.                                         Exhibit I
Audit Committee Charter

      4. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 (SAS 61), Communication With Audit Committees.

      5. Review with the independent auditors and management the Company's "critical accounting policies," as defined by the SEC, including an assessment regarding the adequacy of the Company's disclosures.

      6. Discuss earnings releases, as well as financial information and earnings guidance provided by the Company to analysts and ratings agencies.

      7. Receive and review reports from the internal auditors and the independent auditors that assess the adequacy and effectiveness of the Company's internal accounting control system; accounting policies and procedures; and, financial and accounting management.

      8. Review any disclosures provided by the CEO and the CFO to the Committee regarding significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data.

      9. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

      10. Monitor management's response and actions taken to correct any deficiencies noted by internal auditors, independent auditors or regulatory agencies.

Independent and Internal Audit Oversight

      11. Exercise sole authority in the selection and appointment of the independent auditors that is ultimately accountable to the Committee and the Board of Directors.

      12. Exercise sole authority to approve the compensation of the independent auditors.

      13. Evaluate with the Board the performance and independence of the independent auditors and, if so determined in the Committee's sole authority, replace the independent auditors.

      14. Ensure the rotation of the lead audit partner having responsibility for the audit and the concurring review partner responsible for reviewing the audit in accordance with applicable Nasdaq rules and regulations and applicable laws, rules and regulations.

      15. Review and concur in the appointment, replacement, or dismissal of the internal auditors.

      16. Assist in oversight of the internal auditors' responsibilities, performance, and the adequacy of its resources to carry out its responsibilities.

      17. Consider the audit scopes and plans of the internal auditors and independent auditors. Exercise sole authority to approve the terms of all audit engagements of the independent auditors.

      18. Review with the internal auditors and the independent auditors the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.


                                     2 of 3

Cass Information Systems, Inc.                                         Exhibit I
Audit Committee Charter

      19. Annually, receive a formal, written statement from the independent auditors consistent with standards set by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee shall discuss with the independent auditors and approve in advance any relationships or services that may affect their objectivity or independence.

      20. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report will be included in the Company's annual proxy statement.

      21. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

      22. Meet with the internal auditors, independent auditors and management in private sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

      23. Determine that there are no management restrictions placed on the internal auditors or the independent auditors.

      24. Conduct or authorize investigations into any matters within the committee's scope of responsibilities, and perform such other functions as assigned by law, the Company's by-laws, or the Board of Directors.

      25. Obtain advice, as deemed by the Committee to be necessary and appropriate, from outside legal, accounting and other advisors.

      26. Review the results of monitoring compliance with the Company's code of business ethics and conduct.

      27. Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      28. Review and approve all related-party transactions, as defined by the SEC, with the exclusion of any and all transactions subject to Regulation O issued by the Federal Reserve System.

      The foregoing shall be the common activities of the Committee. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as deemed appropriate.

      While the Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.


                                     3 of 3

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE                Mark Here
FOLLOWING PROPOSAL:                                             for Address  |_|
                                                                Change or
                                                                Comments

1. Election of four directors to serve until the annual meeting in 2007, or until their successors are elected and qualified.

       FOR all nominees                         WITHHOLD
       listed at right                         AUTHORITY
      (except as marked                to vote for all nominees
       to the contrary)                     listed at right

             |_|                                   |_|

Nominees: 01 Lawrence A. Collett, 02 Wayne J. Grace, 03 Irving A. Shepard and
          04 Andrew J. Signorelli

(INSTRUCTIONS: To withhold authority to vote for an individual nominee write that nominee's name on the line below.)

________________________________________________________________________________

When properly executed and returned, this proxy will be voted in the manner specified thereon, and in the best judgement of the Proxies on any other business which properly comes before the meeting. If no manner is specified, this proxy will be voted FOR the proposal.


Signature __________________ Date ______ Signature _________________ Date ______

Note: Please sign as your name appears hereon. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by authorized person.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

    Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------------          --------------------------------         ----------------------
              Internet                                   Telephone                               Mail
     http://www.eproxy.com/cass                        1-800-435-6710                    Mark, sign and date
Use the Internet to vote your proxy.          Use any touch-tone telephone to              your proxy card
Have your proxy card in hand when       OR    vote your proxy. Have your proxy    OR              and
you access the web site.                      card in hand when you call.                  return it in the
                                                                                        enclosed postage-paid
                                                                                               envelope.
------------------------------------          --------------------------------         ----------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                         CASS INFORMATION SYSTEMS, INC.

                       Solicited by the Board of Directors

      The undersigned hereby constitutes and appoints Lawrence A. Collett and Eric H. Brunngraber, and either of them, attorneys with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of Common Stock of the undersigned in CASS INFORMATION SYSTEMS, INC. at the Annual Meeting of Shareholders to be held at 11:00 a.m., April 19, 2004 and at any adjournments thereof on all matters properly before the meeting.

                   (Continued and To Be Signed On Other Side.)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________



________________________________________________________________________________

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                            ^ FOLD AND DETACH HERE ^